Long-term loan	12 Months Ended
May 31, 2019
Debt Disclosure [Abstract]
Long-term loan
15.	LONG-TERM LOAN
Facilities Agreement
On December 14, 2018, the Company entered into a three-year US$
250,000
term and revolving facilities agreement (the “Facilities Agreement”) with a group of lenders. The facility, a US$100,000 three-year bullet maturity term loan (the “Facilities A”), a US$100,000 three-year revolving facility (the “Facilities B”) and an additional commitment of US$50,000
, are priced at
165 basis points over London Interbank Offered Rate
.
The additional commitment of US$50,000 expired in April 2019.
The interest is payable on a quarterly basis.
The Company paid a commitment fee of 0.3% per annum based on the undrawn portion of the facilities for the period commencing on 45 days after the falling of the Facilities Agreement to the end of the availability period for the Facilities A. The Company also paid a commitment fee of 0.5% per annum based on the undrawn portion of the facilities for all availability period for the Facilities B.
The Facilities Agreement contains financial covenants on the Group’s equity, debt and interest coverage ratio, and also includes acceleration clauses that are triggered upon the occurrence of an event of default. As of May 31, 2019, the Group is in compliance with its covenant.
As of May 31, 2019, the Company had paid debt issuance cost of US$3,543 for the Facilities Agreement and recorded the balance in the consolidated balance sheets as a direct deduction from the principal amount of the loan. As of May 31, 2019, the Group had made US$55,000 and US$45,000 draw down of the loan under the Facilities A and Facilities
B. Nil, nil and US$100,000 of the Company’s facilities agreement mature during the years ended May 31, 2020, 2021 and 2022.